EXECUTION VERSION FIRST AMENDMENT TO COST SHARING AGREEMENT This First Amendment (the “First Amendment”), dated as of July 20, 2015, to the Agreement for Sharing Development Costs, effective as of April 1, 2011 (the “Cost Sharing Agreement”), is entered into by and between GTAT Corporation (f/k/a GT Solar Incorporated) (“Party 1”), a Delaware corporation, and GT Advanced Technologies Limited (f/k/a GT Solar Hong Kong, Limited) (“Party 2” and, together with Party 1, the “Parties”), a limited liability company organized and existing under the laws of Hong Kong. Capitalized terms used in this First Amendment but not otherwise defined herein shall have the meaning set forth in the Cost Sharing Agreement. RECITALS WHEREAS, on October 6, 2014 (the “Petition Date”), Party 1, Party 2, GT Advanced Equipment Holding LLC (“GT SPE”), GT Advanced Technologies, Inc. (“GT Parent”), GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC and GT Sapphire Systems Group LLC (collectively, the “Debtors”) filed chapter 11 cases in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”); WHEREAS, Party 1 and Party 2 are parties to that certain License Agreement, effective as of April 1, 2011 (as modified by that certain Sapphire Transfer Pricing Analysis and Report for Fiscal Year Ended March 31, 2012, issued January 21, 2013, the “ASF License Agreement”); WHEREAS, under the ASF License Agreement, Party 1 granted Party 2, among other things, the exclusive right and license (without reservation of right to Party 1) to make, have made, assemble, have assembled, use, sell, and/or import advanced sapphire furnaces (“ASF Furnaces”) in all countries outside of the United States; WHEREAS, under the Cost Sharing Agreement, Party 1 and Party 2 agreed, among other things, to share the costs of the development of improvements to the original technology platform licensed under the ASF License Agreement; WHEREAS, under the Cost Sharing Agreement, Party 1 and Party 2 each received the exclusive right and licenses (without reservation of right of the other party) to make, use, sell and/or import, copy, display, create derivative works, or otherwise exploit the Developed Intangibles within each party’s respective territory; WHEREAS, Party 1 and Party 2 are also parties to (a) that certain License Agreement, effective as of July 5, 2010 (as modified by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, and as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013, the “Poly/DSS License Agreement”), (b) that certain Management and Administrative Services Agreement, effective as of July 5, 2010 (the “2010 Services Agreement”), and (c) that certain Management and Administrative Services Agreement, effective as of April 3, 2011 (the “2011 Services Agreement” and, together with the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, and the 2010 Services Agreement, the “Prepetition Intercompany Agreements”).

2 WHEREAS, Party 1 and GT SPE collectively own more than 2,100 ASF Furnaces, and Party 2 owns approximately 240 ASF Furnaces; WHEREAS, Party 1 asserts that (a) it did not provide the most recent version of 165 kg ASF Furnace technology to Party 2 prior to the Petition Date and (b) even if it has a legal obligation to provide such technology to Party 2, Party 2 must first pay its share of the development costs for such technology under the Cost Sharing Agreement; WHEREAS, under the current structure of the ASF License Agreement and the Cost Sharing Agreement, Party 1, GT SPE, and Party 2 require each other’s cooperation in order to sell any of their ASF Furnaces outside of the United States; WHEREAS, following extensive good faith, arm’s-length negotiations among Party 1, GT SPE, Party 2, certain unaffiliated holders of notes issued by GT Parent, and other parties in interest, Party 1, GT SPE, and Party 2 have agreed to enter into that certain Intercompany Settlement Agreement, dated as of July 20, 2015 (the “Intercompany Settlement Agreement”), which resolves numerous intercompany issues, including, without limitation, the sale of their ASF Furnaces in the marketplace and the sharing of proceeds from such sales among them; WHEREAS, Party 1 and Party 2 each desire to assume the Cost Sharing Agreement, as amended by this First Amendment, subject to the terms and conditions in the Intercompany Settlement Agreement, including, without limitation, Party 2’s issuance of that certain Contingent Note, dated July 20, 2015 (the “Contingent Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy, among other things, the cure costs under the Prepetition Intercompany Agreements; WHEREAS, under the Intercompany Settlement Agreement, Party 2 has agreed to issue to Party 1 that certain Priority Note, dated July 20, 2015 (the “Priority Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy certain post-petition administrative expense claims by Party 1 against Party 2; and WHEREAS, in connection with the Intercompany Settlement Agreement, GT, GT SPE, and GT HK have entered into that certain Intercompany Sales Agreement, dated July 20, 2015 (the “Intercompany Sales Agreement”) (a copy of which is annexed to the Intercompany Settlement Agreement) governing the sale of ASF Furnaces by GT and GT SPE to GT HK. NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties agree as follows: 1. AMENDMENTS TO COST SHARING AGREEMENT 1.1 Section 10.1 of the Cost Sharing Agreement is hereby deleted in its entirety and inserted in place thereof shall be the following new Section 10.1: The term of this Agreement will commence on the Effective Date and will continue until the later of (a) the Maturity Date (as defined in the Priority Note) of the Priority Note and (b) the date that the Contingent Note has been repaid in full

3 (including all interest accrued thereupon), unless terminated sooner as hereinafter provided; provided, that beginning on the date that is four years from Bankruptcy Court approval of the Intercompany Settlement Agreement, each of Party 1 and Party 2 may terminate this Agreement upon no less than three (3) months prior written notice to the other. 1.2 The following new Section 10.7 is hereby added to the Cost Sharing Agreement: Termination After Event of Default Under Priority Note or Contingent Note. This Agreement will terminate if an Event of Default (as defined under the Priority Note or the Contingent Note, as applicable) has occurred under the Priority Note or the Contingent Note. 1.3 The following new Section 10.8 is hereby added to the Cost Sharing Agreement: Termination After Material Breach Under ASF License Agreement, DSS/Poly License Agreement, or Intercompany Sales Agreement. This Agreement will terminate if Party 2 is in material breach of any of its obligations under (a) the Intercompany Settlement Agreement, (b) the Intercompany Sales Agreement, (c) the ASF License Agreement (as amended by that certain First Amendment to ASF License Agreement, dated as of July 20, 2015), (d) the Poly/DSS License Agreement (as amended by that certain Second Amendment to Poly/DSS License Agreement, dated as of July 20, 2015), (e) the 2010 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of July 5, 2015), dated as of July 20, 2015), or (f) the 2011 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of April 3, 2011), dated as of July 20, 2015), and such breach is not cured within 10 days after Party 1 provided notice of such breach to Party 2. 1.4 Section 10.5 of the Cost Sharing Agreement is hereby deleted in its entirety and inserted in place thereof shall be the following new Section 10.5: Effect of Termination. Upon any termination under Sections 10.1, 10.2, 10.7, or 10.8, or resulting from Party 2’s default under Section 10.3, all rights of Party 2 in the Developed Intangibles under Section 7.2 shall transfer immediately to Party 1 without requirement of notice or action of any kind, subject to fair compensation for such rights after settlement of other claims or liabilities between the Parties. 1.5 Notwithstanding anything to the contrary in the Cost Sharing Agreement, for Intangible Development Costs incurred pursuant to the Cost Sharing Agreement from and after the date the Bankruptcy Court approves the Intercompany Settlement Agreement (such date, the “Approval Date”), Party 1 and Party 2 shall calculate the amount due under the Cost Sharing Agreement annually. 1.6 Until the Contingent Note has been paid in full, including all interest accrued thereupon, regardless of the tax treatment of the allocation of Intangible Development Costs, Party 2 shall pay its share of Intangible Development Costs solely by application of the

4 Contingent Payment (as defined in Intercompany Settlement Agreement) in accordance with the Intercompany Settlement Agreement. If the full amounts incurred under the Cost Sharing Agreement cannot be paid from the Contingent Payment, then such unpaid amounts will be accrued. 1.7 The amounts accrued under Section 1.6 shall be treated as an administrative expense claim during the chapter 11 case of Party 2 but shall not be paid under a plan of reorganization proposed by the Debtors; instead, the accrued amount will remain an intercompany, unsecured obligation of Party 2 following its emergence from chapter 11 and shall thereafter be treated as an unsecured account payable of reorganized Party 2. 1.8 Following payment in full of the Contingent Note, including all interest accrued thereon, the Parties shall resume performance under the Cost Sharing Agreement, without taking into account Sections 1.5 and 1.6 of this First Amendment, and make payments thereunder in accordance with the terms of the Cost Sharing Agreement and the Parties’ practices prior to the Petition Date. 1.9 As soon as reasonably practicable after the Approval Date, Party 1 shall provide Party 2 with the technology necessary to upgrade Party 2’s ASF Furnaces to produce 165 kg sapphire boules and all further developments under the Cost Sharing Agreement. 1.10 The issuance of the Priority Note and the Contingent Note, together with the $10 million cash payment under the Intercompany Settlement Agreement, resolves all of the Parties’ payment obligations under the Cost Sharing Agreement through the end of the second quarter of 2015. 2. MISCELLANEOUS 2.1 Except as otherwise amended herein, the terms and conditions of the Cost Sharing Agreement shall remain in full force and effect. 2.2 This First Amendment will be governed by and construed in accordance with the laws of the State of New Hampshire, USA, without regards to its conflict of law provisions. 2.3 This First Amendment may be executed in counterparts, and when all parties have executed a copy hereof, the executed copies taken together shall be deemed to be the full and complete agreement of the Parties. 2.4 The effectiveness of this First Amendment and the obligations of each of the Parties hereunder are conditioned upon entry of an order by the Bankruptcy Court approving the Intercompany Settlement Agreement. [remainder of page intentionally left blank]